UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 23, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Board Member

The Board of Directors of Assisted 4 Living, Inc. (the “Company”) has created a new directorship and appointed David Verinder to the Board of Directors of the Company (the “Board”), effective September 23, 2021. Mr. Verinder will serve on the Board until his successor shall be duly elected and qualified, or until his earlier resignation or removal in accordance with the Company’s Bylaws.

David Verinder, age 54, currently serves as the President & CEO of Sarasota Memorial Health Care System, a position he has held since 2014. During Mr. Verinder’s tenure as CEO, Sarasota Memorial is the only hospital in Florida to earn the federal Centers for Medicare & Medicaid’s highest 5-star rating for quality and safety in all reporting periods since the federal rating program began in 2016. Before assuming the CEO role, Mr. Verinder served as Sarasota Memorial’s Chief Operating Officer starting in 2010, overseeing the health system’s operations and ambulatory strategy. Mr. Verinder joined Sarasota Memorial in 2006 as Chief Financial Officer. As CFO, and continuing in his role as CEO, he successfully instituted significant financial and operational improvements, focusing on strategic growth opportunities, disciplined expense controls and improved financial results. Prior to joining Sarasota Memorial, Mr. Verinder served in senior leadership positions at Scott & White Memorial Hospital & Clinic in Temple, Texas. Mr. Verinder earned a Bachelor of Science degree from Louisiana State University, and a Master of Business Administration degree from Auburn University. Florida Trend magazine included Mr. Verinder on its list of Florida’s 500 most influential business leaders in 2018, 2019 and 2020.

Neither Mr. Verinder, nor any member of his immediate family, has, to the knowledge of the Company, had a material interest, direct or indirect, since the beginning of the Company’s last fiscal year, in any transaction or proposed transaction which may materially affect the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2021		ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO